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                          RNC Mutual Fund Group, Inc.
                                 Annual Report













--------------------------------------------------------------------------------

                              For the Year Ending
                               September 30, 2001

                             RNC MONEY MARKET FUND

Dear Shareholders,

We are pleased to provide you with the annual report for the fiscal year ending September 30, 2001.

The fund continues to exhibit favorable returns as measured by its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short term investments. As of September 30, 2001, the net seven day yield for the Fund after expenses was 2.86% (annualized) compared to an average yield of 2.57% for the other 318 funds, as reported by IBC Financial Data, Inc. Before expenses, the gross seven day yield was 3.70%.

The second and third quarters of 2001 witnessed a continuation of the strong fixed income performance achieved during 2000 and early 2001. Furthermore, in reaction to a steadily deteriorating economy and to the effects of the terrorist attacks on the United States, the Federal Reserve aggressively lowered short term interest rates by an additional 250 basis points during the past two quarters. This unprecedented move by the Federal Open Market Committee ("FOMC"), brings the cumulative lowering in the targeted fed funds rate to 400 basis points calendar year-to-date.

In addition, as economic growth has continued to wane and recent events have heightened capital market uncertainty, investors have been attracted further to the relative safety of fixed income products. This "flight to quality" was reflected by the large increase in assets flowing into bond and money market funds and served to accelerate the trend to lower yield levels. In fact, during the second and third quarters, money market fund assets increased by $124 billion to almost $2.2 trillion(1).

In this environment we have began to shorten our average maturity, compared with the Fund's peer group, due to the fact that the short-term yield curve is inverted offering a stronger risk reward profile. At the same time, we have continued to be very sensitive to credit risk, given the deteriorating fundamentals of the overall economy, by focusing on the quality and liquidity characteristics of each position.

Thank you for expressing the confidence in our ability to provide a benefit to you as a shareholder in this Fund. Please call us should you have any questions regarding the Fund in general or your account specifically.


Sincerely,

/s/ DANIEL J. GENTER
--------------------
Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC


----------
(1) As published in the imoneynet.com Money Fund Report



                             RNC MONEY MARKET FUND

INVESTMENT PORTFOLIO at September 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

1st TIER COMMERCIAL PAPER: 35.0%+
$1,500,000   AES Hawaii, Inc., (LOC Bank of America)
               2.550%, 10/05/01                                      $ 1,499,575
 1,500,000   American Express Co., 3.500%, 10/04/01                    1,499,562
 1,500,000   CIT Group, Inc., 3.460%, 10/18/01                         1,497,549
 1,500,000   Ford Motor Credit Corp., 3.060%, 02/07/02                 1,483,552
 1,500,000   General Motors Acceptance Corp., 3.300%, 10/24/01         1,496,838
 2,000,000   LaSalle National Corp., 2.450%, 10/11/01                  1,998,639
 1,500,000   Wells Fargo Financial, Inc., 3.390%, 11/08/01             1,494,633
                                                                     -----------
Total 1st Tier Commercial Paper                                       10,970,348
                                                                     -----------

BANKERS ACCEPTANCE: 11.7%+
 2,289,181   Fifth Third Bank, 3.810%, 10/02/01                        2,288,939
 1,402,848   Union Bank of California., 3.640%, 12/17/01               1,391,925
                                                                     -----------
Total Bankers Acceptance                                               3,680,864
                                                                     -----------

CORPORATE TERM DEBT: 12.2%
 1,000,000   Associates Corp. North America Senior Notes,
               7.500%, 04/15/02                                        1,014,091
 1,500,000   Bear Stearns Co., 6.450%, 08/01/02                        1,532,390
 1,030,000   Coca-Cola Enterprise Notes, 7.875%, 02/01/02              1,039,298
   260,000   General Motors Acceptance Corp. Global Notes,
               9.625%, 12/15/01                                          262,310
                                                                     -----------
Total Corporate Term Debt                                              3,848,089
                                                                     -----------




PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

GOVERNMENT AGENCY: 30.8%
$2,700,000   Federal Home Loan Bank Bonds, 4.630%, 10/09/01          $ 2,699,758
 1,800,000   Federal Home Loan Bank Bonds, 7.125%, 11/15/01            1,806,669
 2,000,000   Federal Home Loan Bank Bonds, 4.750%, 12/14/01            2,003,776
 2,000,000   Federal Home Loan Bank Bonds, 6.750%, 02/01/02            2,017,391
 1,125,000   Federal National Mortgage Association
               Global Notes, 4.625%, 10/15/01                          1,125,392
                                                                     -----------
Total Government Agency                                                9,652,986
                                                                     -----------

REPURCHASE AGREEMENT: 9.9%
 3,105,000   Seattle Northwest Securities Corporation
             Government Repurchase Agreement, 3.320%,
             dated 09/28/01, due 10/01/01,
             [collateralized by $3,147,350 par value Federal Home
             Loan Bank Note 3.90% due 08/15/02 (collateral market
             value $3,147,350)] (proceeds $3,173,084)
             (cost $3,105,000)                                         3,105,000
                                                                     -----------

TOTAL INVESTMENTS
             (cost $31,257,287): 99.6%                                31,257,287
Other Assets less Liabilities: 0.4%                                      139,243
                                                                     -----------
NET ASSETS: 100.0%                                                   $31,396,530
                                                                     -----------

+ Commercial paper and Banker's Acceptance are purchased at a discount. Rates shown on this statement represent the discount yield.



See accompanying Notes to Financial Statements.



                             RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2001
--------------------------------------------------------------------------------

ASSETS
        Investment portfolio, at value (cost of $31,257,287) .....   $31,257,287
        Cash .....................................................           278
        Receivables:
                Interest income ..................................       255,096
                Fund shares sold .................................           809
        Other assets .............................................         8,030
                                                                     -----------
                        Total assets .............................    31,521,500
                                                                     -----------

LIABILITIES
        Payables:
                Distribution to shareholders .....................        85,096
                Advisory fees ....................................        10,059
        Accrued expenses .........................................        29,815
                                                                     -----------
                        Total liabilities ........................       124,970
                                                                     -----------

        NET ASSETS (equivalent to $1.00 per share based on
                31,396,530 shares of capital stock outstanding) ..   $31,396,530
                                                                     ===========

COMPONENTS OF NET ASSETS
        Paid-in capital ..........................................   $31,396,530
                                                                     -----------
                Net assets .......................................   $31,396,530
                                                                     ===========

See accompanying Notes to Financial Statements.
                                                                               3


                             RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2001
--------------------------------------------------------------------------------


Investment Income
   Income
     Interest ...................................................   $ 2,214,521
                                                                    -----------
             Total income .......................................     2,214,521
                                                                    -----------

   Expenses
     Advisory fees ..............................................       170,909
     Distribution fees ..........................................       104,159
     Administration fees ........................................        31,268
     Custody fees ...............................................        28,092
     Registration expense .......................................        16,002
     Legal fees .................................................        15,001
     Fund accounting fees .......................................        13,198
     Audit fees .................................................        13,001
     Transfer agent fees ........................................         7,201
     Director fees ..............................................         6,001
     Reports to shareholders ....................................         5,500
     Insurance expense ..........................................         2,599
     Miscellaneous ..............................................        11,889
                                                                    -----------
             Total expenses .....................................       424,820
             Less: fees waived ..................................      (104,159)
                                                                    -----------
             Net expenses .......................................       320,661
                                                                    -----------
                     Net investment income ......................     1,893,860
                                                                    -----------
             Net increase in net assets resulting from operations   $ 1,893,860
                                                                    ===========



See accompanying Notes to Financial Statements


                             RNC MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                           YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------
                                                              2001           2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
        Net investment income ......................   $   1,893,860    $   2,236,742
        Net realized loss on investments ...........            --               (639)
                                                       -------------    -------------

          Net increase in net assets resulting
            from operations ........................       1,893,860        2,236,103
                                                       -------------    -------------

DISTRIBUTION TO SHAREHOLDERS FROM
        Net investment income ......................      (1,893,860)      (2,227,397)
                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold ..................     149,410,811      211,798,966
        Proceeds from shares reinvested ............         201,992          261,678
        Cost of shares redeemed ....................    (165,560,781)    (203,135,331)
                                                       -------------    -------------

        Total increase (decrease) from capital
          share transactions .......................     (15,947,978)       8,925,313
                                                       -------------    -------------


        Total increase (decrease) in net assets ....     (15,947,978)       8,934,019
NET ASSETS
        Beginning of year ..........................      47,344,508       38,410,489
                                                       -------------    -------------


        End of year ................................   $  31,396,530    $  47,344,508
                                                       =============    =============

CHANGE IN CAPITAL SHARES
        Shares sold ................................     149,410,811      211,798,966
        Shares reinvested ..........................         201,992          261,678
        Shares redeemed ............................    (165,560,781)    (203,135,331)
                                                       -------------    -------------

                Net increase (decrease) ............     (15,947,978)       8,925,313
                                                       =============    =============




See accompanying Notes to Financial Statements.


                             RNC MONEY MARKET FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                 Year Ended September 30,
                                             ------------------------------------------------------------
                                                  2001       2000       1999         1998        1997
---------------------------------------------------------------------------------------------------------

Net asset value, beginning
   of year ...............................   $     1.000 $     1.000 $     1.000 $     1.000 $     1.000

Income from investment operations:
        Net investment income ............         0.046       0.054       0.044       0.049       0.049

Less distributions:
        From net investment income .......        (0.046)     (0.054)     (0.044)     (0.049)     (0.049)

        Net asset value, end of year .....   $     1.000 $     1.000 $     1.000 $     1.000 $     1.000

        Total return .....................         4.65%       5.52%       4.52%       4.99%       5.01%
Ratios/supplemental data:
        Net assets, end of year (millions)   $    31.4   $    47.3   $    38.4   $    34.1   $    44.6
Ratio of expenses to average net assets:
        Before fees waived and
expenses absorbed ........................         1.02%       1.05%       1.26%       1.14%       1.08%
        After fees waived and
expenses absorbed ........................         0.77%       0.74%       0.66%       0.76%       0.70%
Ratio of net investment income
  to average net assets:
        After fees waived and
          expenses absorbed ..............         4.55%       5.42%       4.48%       4.92%       4.90%


See accompanying Notes to Financial Statements.

                                RNC EQUITY FUND


Dear Shareholders,

As the President and CEO of RNC Capital Management LLC, the advisor to the RNC Equity Fund, I would like to begin by stating my appreciation for your continued participation in the Fund during the past year.

The past twelve-month period from September 30, 2000 to September 30, 2001 has truly been one of extreme frustration for equity investors. As measured by the S&P 500, investors lost 26.63% of their market value, the worst 12-month loss in the stock market since 1974, or more than a generation ago. During this period, the stock market transitioned from a decade long Bull market to a deep Bear market that still lingers on. The more volatile and speculative areas of the market as judged by the NASDAQ has suffered an even more severe erosion with a 59.19% decline over the past twelve months led by telecom and technology companies.

The tragic and horrific events of September 11th, 2001 in New York and Washington D.C. further pummeled an already distressed market just as the Fund's fiscal year was coming to a close. Equity investors' first reaction was an emotional one resulting in a sharp sell-off followed by a more rational assessment of market conditions beginning in the very last week of September. The Fund's performance, as might be expected, has been adversely impacted by this negative environment for equities. Overall the Fund declined 28.37% in value during the past twelve months ended September 30, 2001.

Though the market continued its transition during the last year from a bullish to a bearish environment, the constructive twin policies of monetary and fiscal stimulus were beginning to take effect prior to the events of September 11th. The terrorist attacks have undoubtedly pushed a still fragile economy into a recession. As a result, we expect a shallow, short-lived recession to develop lasting two to three quarters at most.

With the significant sell-off following the terrorist attacks, the market reached new lows and now appears to be unduly depressed. Our valuation models suggest that as of the end of September, the market is 15-20% undervalued. Assuming that profits can rebound modestly next year, that the economy proves to be responsive to fiscal and monetary stimulus, downside risk from here appears limited. On the upside, based on a modest earnings recovery, continued low levels of inflation, and favorable earnings yield to bond yield comparisons we foresee a low double digit return as probable for the stock market over the next twelve months. We expect P/E's (Price to Earnings ratio) to stabilize around current levels mostly due to subdued inflation and a stable bond market. Low interest rates and inflation should allow stock prices to track earnings plus dividends next year as P/E ratios remain constant.

During these times of cloudy visibility for earnings we have increased the number of individual stocks held and reduced the degree of concentration in several issues. We continue to emphasize specific stock selection while maintaining broad sector diversification. In this turbulent market our research remains focused on high quality seasoned companies where strong cash flow and a conservative balance sheet allows for maintaining a competitive edge and enhancing market share even during a recession. We have found several companies with these characteristics that we like and which were purchased at what we believe are attractive prices including Wal-Mart Stores and Exxon/Mobil. Wal-Mart is the world's largest retailer. Its discount pricing, central distribution, economies of scale and aggressive expansion clearly positions Wal-Mart as a winner in this economic environment. With solid long-term annual growth of 14-15% and from this valuation level, the stock should trend higher over the next few months. Another recent purchase was Exxon/Mobil a major international oil company with an excellent balance sheet, synergies yet to be realized from the Mobil merger and a rising production profile. In the aftermath of the terrorist attacks, and amid the confusion in oil prices, we took advantage of what we perceived as an unusual buying opportunity to establish a position in this industry leadership company. It is anomalies like these during volatile markets that create buying opportunities.

While we remain cautious in our assessment of both the economy and the stock market over the next twelve months we are mindful that the timing and shape of the eventual recovery will mirror, to some extent, military and political events that still lie ahead. Given enough time, we can and will adjust and adapt to greater uncertainty. People are going back to work, resuming normal activities and continuing to consume. Once confidence in the economy and the market revives, the recession will end, profits will rebound, the stock market will recover and once again resume an upward trend paralleling the long-term growth in corporate earnings.


Sincerely,

/s/ DANIEL J. GENTER
--------------------
Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC

           Comparison of the change in value of a $10,000 investment in the RNC Equity Fund and the S&P 500 Index

  Average Annual Total Returns
Periods Ended September 30, 2001

1 Year .................. (28.37%)
Inception (11/01/96).....   2.38%



                                 RNC Equity Fund         S&P 500
                                 ---------------         -------
         11/1/96                     10,000               10,000
        12/31/96                     10,117               10,525
         3/31/97                     10,233               10,758
         6/30/97                     11,667               12,577
         9/30/97                     12,375               13,460
        12/31/97                     12,917               13,789
         3/31/98                     14,427               15,655
         6/30/98                     14,670               16,111
         9/30/98                     12,707               14,451
        12/31/98                     15,591               17,466
         3/31/99                     15,942               18,278
         6/30/99                     17,029               19,505
         9/30/99                     15,666               18,226
        12/31/99                     17,874               20,876
         3/31/00                     17,866               21,294
         6/30/00                     16,937               20,670
         9/30/00                     15,674               20,414
        12/31/00                     14,199               18,763
        03/31/01                     12,347               16,490
        06/30/01                     13,157               17,401
        09/30/01                     11,228               14,792


Past performance is not predictive of future performance.
The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 (dividends reinvested) is an unmanaged broad market-weighted stock index that measures the performance of 500 large cap companies traded in the U.S and is generally considered to be representative of the U.S stock market as a whole.



                                RNC EQUITY FUND

INVESTMENT PORTFOLIO at September 30, 2001
--------------------------------------------------------------------------------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 98.4%
AUTOMOBILES: 1.5%
     5,000       Ford Motor Co.                                       $   86,750
                                                                      ----------

BANKING: 9.2%
     4,000       Bank of America Corp.                                   233,600
     5,000       Bank of New York Co.                                    175,000
     4,000       JP Morgan Chase & Co.                                   136,600
                                                                      ----------
                                                                         545,200
                                                                      ----------

COMPUTER SOFTWARE AND SERVICES: 9.0%
     3,500       First Data Corp.                                        203,910
     4,000       Microsoft Corp. *                                       204,680
    10,000       Oracle Corp. *                                          125,800
                                                                      ----------
                                                                         534,390
                                                                      ----------

COMPUTERS & PERIPHERALS: 6.6%
     7,000       Hewlett-Packard Co.                                     112,700
     3,000       International Business Machines Corp.                   276,900
                                                                      ----------
                                                                         389,600
                                                                      ----------

CONSUMER STAPLES: 3.7%
     3,000       Procter & Gamble Co.                                    218,370
                                                                      ----------

DIVERSIFIED: 3.4%
     5,500       General Electric Co.                                    204,600
                                                                      ----------

DIVERSIFIED FINANCIAL SERVICES: 4.5%
     6,666       Citigroup, Inc.                                         269,973
                                                                      ----------

DIVERSIFIED MANUFACTURING: 7.3%
     6,000       Honeywell International, Inc.                           158,400
     6,000       Tyco International Ltd.                                 273,000
                                                                      ----------
                                                                         431,400
                                                                      ----------

DRUGS: 12.7%
     4,000       Johnson & Johnson                                       221,600
     6,900       Pfizer, Inc.                                            276,690
     6,900       Schering-Plough Corp.                                   255,990
                                                                      ----------
                                                                         754,280
                                                                      ----------

ENERGY: 1.6%
     3,500       The Williams Companies, Inc.                             95,550
                                                                      ----------


SHARES                                                                    VALUE
--------------------------------------------------------------------------------


ENTERTAINMENT: 1.6%
     5,000       Disney (Walt) Co.                                    $   93,100
                                                                      ----------

INSURANCE: 10.4%
     3,500       American International Group, Inc.                      273,000
     3,550       Marsh & McLennan Companies, Inc.                        343,285
                                                                      ----------
                                                                         616,285
                                                                      ----------

MEDIA: 5.1%
     5,000       AOL Time Warner, Inc. *                                 165,500
     4,000       Viacom Inc., Class B *                                  138,000
                                                                      ----------
                                                                         303,500
                                                                      ----------

MEDICAL - BIOMEDICAL GENETICS: 4.1%
     4,400       Baxter International, Inc.                              242,220
                                                                      ----------

PETROLEUM: 7.4%
     3,000       Chevron Corp.                                           254,250
     3,000       Exxon Mobil Corp.                                       118,200
     1,000       Texaco, Inc.                                             65,000
                                                                      ----------
                                                                         437,450
                                                                      ----------

RETAIL: 2.5%
     3,000       Wal-Mart Stores, Inc.                                   148,500
                                                                      ----------

SEMICONDUCTORS: 2.4%
     7,000       Intel Corp.                                             142,730
                                                                      ----------


Technology: 2.1%
     5,000       Texas Instruments, Inc.                                 124,900
                                                                      ----------

Telecommunications - Services: 3.3%
     3,660       Verizon Communications, Inc.                            198,043
                                                                      ----------

TOTAL COMMON STOCKS
                 (cost $5,937,439)                                     5,836,841
                                                                      ----------


See accompanying Notes to Financial Statements.

10

                                RNC EQUITY FUND

INVESTMENT PORTFOLIO at September 30, 2001 (Continued)
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 1.7%
MONEY MARKET INVESTMENT: 1.7%
   $99,884       First American Treasury Obligations Fund
                        (cost $99,884)                               $   99,884
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $6,037,323+): 100.1%                                    5,936,725
Liabilities in excess of
Other Assets: (0.1)%                                                     (7,346)
                                                                     ----------
        NET ASSETS: 100.0%                                           $5,929,379
                                                                     ==========


*  Non-income producing security.

+ At September 30 2001, the basis of securities for federal income tax purposes was $6,151,565. Unrealized appreciation and depreciation of securities were as follows:

        Gross unrealized appreciation                                $  657,642
        Gross unrealized depreciation                                  (872,482)
                                                                     ----------
        Net unrealized depreciation                                  $ (214,840)
                                                                     ==========


See accompanying Notes to Financial Statements.



                                RNC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2001
--------------------------------------------------------------------------------

ASSETS
        Investments in securities, at value (cost $6,037,323)         $ 5,936,725
        Receivables:
                Dividends and interest                                      1,609
                Due from Advisor                                            5,663
                Fund shares sold                                            2,076
        Deferred organizational costs, net                                    684
        Prepaid expenses and other assets                                  11,914
                                                                      -----------
                        Total assets                                    5,958,671
                                                                      -----------

LIABILITIES
        Payables:
                Distribution fees                                           4,354
        Accrued expenses                                                   24,938
                        Total liabilities                                  29,292
                                                                      -----------

        NET ASSETS                                                    $ 5,929,379
                                                                      ===========

Net asset value, offering and redemption price per share
        ($5,929,379/454,803 shares outstanding; 500,000,000 shares,
        authorized with $0.01 par value)                              $     13.04
                                                                      ===========

COMPONENTS OF NET ASSETS
        Paid-in capital                                               $ 6,756,953
        Accumulated net realized loss on investments                     (726,976)
        Net unrealized depreciation of investments                       (100,598)
                                                                      -----------
                Net assets                                            $ 5,929,379
                                                                      ===========

See accompanying Notes to Financial Statements.


                                RNC EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME
  Income
          Dividend (net of foreign tax withheld of $13)                  $     9,767
          Interest                                                            92,063
                                                                         -----------
                  Total income                                               101,830
                                                                         -----------

  Expenses
          Advisory fees                                                       74,234
          Administration fees                                                 40,000
          Distribution fees                                                   18,559
          Audit fees                                                          15,502
          Registration expense                                                15,466
          Fund accounting fees                                                15,289
          Legal fees                                                          13,501
          Amortization of deferred organizational costs                        8,066
          Transfer agent fees                                                  7,201
          Director fees                                                        6,000
          Custody fees                                                         5,112
          Reports to shareholders                                              3,500
          Insurance expense                                                      599
          Miscellaneous                                                        4,950
                                                                         -----------
                  Total expenses                                             227,979
                  Less: fees waived and expenses absorbed                   (105,576)
                                                                         -----------
                  Net expenses                                               122,403
                                                                         -----------
                          Net investment loss                                (20,573)
                                                                         ===========

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                          (645,256)
   Net unrealized depreciation on investments                              (1,851,317)
                                                                         -----------
           Net realized and unrealized loss on investments                 (2,496,573)
                                                                         -----------
                   Net decrease in net assets resulting from operations   $(2,517,146)
                                                                         ============



See accompanying Notes to Financial Statements.


                                RNC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Year Ended September 30,
                                                        ------------------------
                                                            2001          2000
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment loss                            $   (20,573)   $   (46,829)
        Net realized gain (loss) on investments           (645,256)       246,152
        Net unrealized depreciation on investments      (1,851,317)      (175,392)
                                                       -----------    -----------

        Net increase (decrease) in net assets
        resulting from operations                       (2,517,146)        23,931
                                                       -----------    -----------

DISTRIBUTION TO SHAREHOLDERS
        From net realized gains                           (227,428)          --
                                                       -----------    -----------

CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold                          982,094      2,029,893
        Proceeds from shares reinvested                    227,428           --
        Cost of shares redeemed                         (1,750,074)    (2,228,217)
                                                       -----------    -----------

        Net decrease from capital share transactions      (540,552)      (198,324)
                                                       -----------    -----------


        Net decrease in net assets                      (3,285,126)      (174,393)
NET ASSETS
        Beginning of year                                9,214,505      9,388,898
                                                       -----------    -----------


        End of year                                    $ 5,929,379    $ 9,214,505
                                                       ===========    ===========

CHANGE IN CAPITAL SHARES
        Shares sold                                         63,027        160,612
        Shares reinvested                                   13,569            507
        Shares redeemed                                   (113,384)       (91,154)
                                                       -----------    -----------

        Net increase (decrease)                            (36,788)        69,965
                                                       ===========    ===========



See accompanying Notes to Financial Statements.


                                RNC EQUITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                                      NOV. 1,1996*
                                                    YEAR ENDED SEPTEMBER 30,             THROUGH
                                               2001      2000       1999       1998    SEPT. 30, 1997
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period       $   18.74  $   18.73  $   15.21  $   14.85  $   12.00

Income from investment operations:
        Net investment income (loss)           (0.05)     (0.10)     (0.03)      0.01       0.02
        Net realized and unrealized gain
(loss) on investments                          (5.16)      0.11       3.57       0.39       2.83

Total from investment operations               (5.21)      0.01       3.54       0.40       2.85

Less distributions:
        From net investment income                --         --      (0.02)     (0.04)       --
        From net realized gains                (0.49)        --         --         --        --

Total from distributions                       (0.49)        --      (0.02)     (0.04)        --

Net asset value, end of period             $   13.04  $   18.74  $   18.73  $   15.21  $   14.85

Total return                                  (28.37%)     0.05%     23.29%      2.68%     23.75%+
Ratios/supplemental data:
        Net assets, end of period
           (millions)                      $    5.9   $    9.2   $    9.4   $    6.6   $    3.5
Ratio of expenses to average net assets:
        Before fees waived and
           expenses absorbed                    3.06%      2.71%      2.79%      3.57%      8.50%++
        After fees waived and
           expenses absorbed                    1.65%      1.65%      1.65%      1.64%      1.65%++
Ratio of net investment income to
   average net assets:
        Before fees waived and
           expense absorbed                    (1.70%)    (1.53%)    (1.35%)    (1.90%)    (6.53%)++
        After fees waived and
           expenses absorbed                   (0.28%)    (0.47%)    (0.21%)     0.03%      0.32%++

        Portfolio turnover rate                73%        61%        46%        20%        38%+

* Commencement of Operations.
++ Annualized.
+ Not Annualized.


See accompanying Notes to Financial Statements.

                          RNC MUTUAL FUND GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

          The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or NASDAQ are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

          Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value. Commercial paper is purchased at its discounted price and will mature at its principal amounts, with the difference representing interest income when received.

                          RNC MUTUAL FUND GROUP, INC.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of their Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required. As of September 30, 2001, the Money Fund had realized capital losses to offset future net capital gains as follows:

                        Expire             Expire            Expire
                         2006               2007              2008
                         ----               ----              ----
                        $1,570             $7,017              $638

          As of September 30, 2001, the Equity Fund has realized capital losses to offset future net capital gains as follows:

                                     Expire
                                      2009
                                      ----
                                    $348,255

     C. SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the value of the collateral is at least 102% at all times to the total amount of the repurchase obligation, including interest. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     E. EXPENSES. Expenses that are related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated on the basis of relative net assets.

     F. DEFERRED ORGANIZATION COSTS. The Equity Fund has incurred expenses of $39,116 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


                                                                              17

                          RNC MUTUAL FUND GROUP, INC.

     H. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds accounts and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital distributions by Investment Companies. For the year ended September 30, 2001, the Equity Fund increased undistributed net investment income by $20,573 and decreased paid-in-capital by $20,573 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

          For the year ended September 30, 2001, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the year ended September 30, 2001, the Equity Fund incurred $74,234 in advisory fees and the Money Fund incurred $170,909.

          The Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Equity Fund's total expenses to not more than 1.65% of its average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expenses absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Directors review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended September 30, 2001, the Advisor waived fees and reimbursed expenses in the amount of $105,576 for the Equity Fund.

          Investment Company Administration, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

                          RNC MUTUAL FUND GROUP, INC.

          RNC Equity
          ----------
          Under $100 million       $40,000 or 0.10% of average daily net assets,
                                       whichever is greater
          $100 to $200 million     0.05% of average daily net assets
          $200 million thereafter  0.03% of average daily net assets

          RNC Money Market Under
          ----------------------
          $100 million             $25,000 or 0.075% of average daily net
                                      assets, whichever is greater
          $100 to $200 million     0.05% of average daily net assets
          $200 million thereafter  0.03% of average daily net assets

          First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

          ICA Fund Services Corporation serves as transfer agent and provides fund accounting services for the Funds. ICA Fund Services Corporation is an affiliate of the Administrator and Distributor.

          The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $18,559 in distribution fees for the year ended September 30, 2001. The Distributor waived all of its fees totaling $104,159 for the year ended September 30, 2001, for the Money Fund.

          Certain officers of the Fund are officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

          Purchases and the proceeds from the sales of securities, other than short-term investments, for the year ended September 30, 2001 were $5,313,094 and $6,054,720 respectively for the Equity Fund.

                          RNC MUTUAL FUND GROUP, INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RNC MUTUAL FUND GROUP, INC.

          We have audited the accompanying statement of assets and liabilities of the RNC Mutual Fund Group, Inc. composed of the RNC Money Market Fund and the RNC Equity Fund, including the investment portfolio, as of September 30, 2001, and the related statements of operations, the statement of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RNC Money Market Fund and the RNC Equity Fund as of September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented herein, in accordance with accounting principles generally accepted in the United States of America.

                                                           TAIT,  WELLER & BAKER
Philadelphia, Pennsylvania
November 9, 2001

--------------------------------------------------------------------------------
                                    Advisor
                           RNC CAPITAL MANAGEMENT LLC
                      11601 Wilshire Boulevard, 25th Floor
                             Los Angeles, CA 90025
                                 (800) 576-8229
                               www.rnccapital.com

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                         ICA FUND SERVICES CORPORATION
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85108

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


--------------------------------------------------------------------------------



This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, Equity Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.